WISDOMTREE TRUST

WisdomTree Interest Rate Hedged High Yield Bond Fund
 (Ticker Symbol: HYZD)
(the “Fund”)

Supplement dated June 30, 2023

to the currently effective Statutory Prospectus (the “Prospectus”)

and Statement of Additional Information (the “SAI”) for the Fund

The following information supplements and should be read in conjunction with the Prospectus and SAI.

Effective immediately, Richard Cumberledge no longer serves as a portfolio manager of the Fund. In addition, effective immediately, Mohamed Basma joins Randall Parrish as a portfolio manager of the Fund. Accordingly, all references to Richard Cumberledge are deleted and replaced with Mohamed Basma. In addition, all references to Voya IM’s High Yield Portfolio Management Team are deleted and replaced with Voya IM’s Leveraged Credit Team.

In the “Management – Portfolio Managers” section of the “Fund Summary” in the Prospectus, the following information replaces the information related to Richard Cumberledge:

Mohamed Basma, CFA, Managing Director and Head of Leveraged Credit, has been a portfolio manager of the Fund since June 2023.

In the “Management – Portfolio Managers – Voya IM” section of the Prospectus, the following information replaces the information related to Richard Cumberledge:

Mr. Mohamed Basma, CFA, is a Managing Director, Head of Leveraged Credit at Voya IM. Mr. Basma also chairs the leveraged credit investment committee. Previously at Voya IM, Mr. Basma was managing director, head of senior loans and global collateralized loan obligations (“CLOs”) for leveraged credit, responsible for all aspects of the team’s senior loan and global CLO business and the team’s CLO investing strategies. Prior to joining Voya IM, Mr. Basma was a senior auditor and consultant in the audit and business advisory group with Arthur Andersen, LLP, responsible for executing corporate audits and financial consulting engagements. Mr. Basma earned a BBA from American University of Beirut, Lebanon and an MBA from Arizona State University. He is a CFA® Charterholder.

In the “Management of the Trust – Sub-Advisers – Voya Investment Management Co., LLC” section of the SAI, the fourth paragraph under “Portfolio Managers” is deleted in its entirety and replaced with the following:

As of March 31, 2023, Voya IM’s Leveraged Credit Team managed nine registered investment companies totaling $3.9 billion in assets and approximately $24.1 billion in other investment vehicles.

In addition, in the “Management of the Trust – Sub-Advisers – Portfolio Manager Fund Ownership – Voya IM” section of the SAI, the following sentence is added to the end of the paragraph:

As of June 30, 2023, Mohamed Basma did not own shares of the Fund that he manages.

The changes described above will not affect the management fee or total expense ratio of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-HYZD-0623